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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 1996

                            BOYD GAMING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

                     1-12168                         88-0242733
              (Commission File Number)            (I.R.S. Employer
                                                 Identification No.)

                           2950 South Industrial Road
                            Las Vegas, Nevada 89109
            (Address of Principal Executive Offices) (Zip Code)

                                 (702) 792-7200
                        (Registrant's telephone number,
                              including area code)


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Item 2.    Acquisition or Disposition of Assets

On December 5, 1996, Boyd Gaming Corporation (the "Company") completed the acquisition of 100% of the capital stock of Par-A-Dice Gaming Corporation ("Par-A-Dice") and East Peoria Hotel, Inc. ("EPH"). The acquisition was completed pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement") dated April 26, 1996 among the Company, Par-A-Dice, EPH, and the owners of all the capital stock of Par-A-Dice and EPH.

Par-A-Dice is the owner and operator of the Par-A-Dice riverboat casino in East Peoria, Illinois and EPH is the general partner of a limited partnership which owns a 204-room hotel located adjacent to the Par-A-Dice riverboat casino. The Company intends to continue the use of the casino and hotel assets in the same business in which they are currently used.

Pursuant to the terms of the Stock Purchase Agreement, the Company acquired Par-A-Dice and EPH for approximately $172.5 million. Of this amount, approximately $170.7 million was paid in cash and approximately $1.8 million represented assumed liabilities related to the hotel construction project. The Company funded the cash portion of the purchase price through borrowings on its $500 million reducing revolving credit facility.

Item 7.    Financial Statements and Exhibits

           (a) Consolidated Financial Statements of Par-A-Dice Gaming Corporation as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, together with the Report of Independent Accountants' is incorporated by reference from Item 7(a) of the Company's Current Report on Form 8-K dated June 7, 1996. The unaudited Consolidated Financial Statements for the nine months ended September 30, 1996 and September 30, 1995 are currently unavailable and will be filed by amendment.

           (b) Pro Forma Consolidated Statement of Income for the year ended June 30, 1996 is incorporated by reference to the Company's Registration Statement on Form S-3, file no. 333-05555. The Pro Forma Consolidated Statement of Income for the three months ended September 30, 1996 and the Consolidated Balance Sheet as of September 30, 1996 are currently unavailable and will be filed by amendment.

           (c) Exhibits

               2.1 Stock Purchase Agreement, dated as of April 26, 1996 by and among Boyd Gaming Corporation, Par-A-Dice Gaming Corporation, East Peoria Hotel, Inc. and the owners of all of the capital stock of Par-A-Dice Gaming Corporation and East Peoria Hotel, Inc. (Incorporated by reference to
                     Exhibit 2.1 of the Company's Current Report on Form 8-K dated April 26, 1996.)

               23.1  Consent of Coopers & Lybrand L.L.P.

               23.2  Consent of Coopers & Lybrand L.L.P.

               23.3  Consent of Coopers & Lybrand L.L.P.



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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Boyd Gaming Corporation


Dated: December 20, 1996                           /s/ Keith E. Smith
                                                   -----------------------------
                                                   Keith E. Smith
                                                   Vice President and Controller